Emerson Reports First Quarter 2024 Results; Updates 2024 Outlook
ST. LOUIS (February 7, 2024) - Emerson (NYSE: EMR) today reported results1 for its first quarter ended December 31, 2023 and updated its full year outlook for fiscal 2024. Emerson also declared a quarterly cash dividend of $0.525 per share of common stock payable March 11, 2024 to stockholders of record on February 16, 2024.

(dollars in millions, except per share)	2023 Q1	2024 Q1	Change
Underlying Orders[2]			4%
Net Sales	$3,373	$4,117	22%
Underlying Sales[3]			10%
Pretax Earnings	$422	$139
Margin	12.5%	3.4%	(910) bps
Adjusted Segment EBITA[4]	$765	$1,014
Margin	22.7%	24.6%	190 bps
GAAP Earnings Per Share	$0.56	$0.25	(55)%
Adjusted Earnings Per Share[5]	$0.78	$1.22	56%
Operating Cash Flow	$302	$444	47%
Free Cash Flow	$243	$367	51%
Management Commentary
“Emerson's first quarter results exceeded expectations in key financial metrics including underlying sales, operating leverage and adjusted earnings per share,” said Emerson President and Chief Executive Officer Lal Karsanbhai. “Our strong start to the year, continued focus on execution, and resilient process and hybrid demand provide the confidence to update our 2024 outlook.”
Karsanbhai continued, “NI, now referred to as Test & Measurement, started the year strong delivering robust sales and margins. We have increased and accelerated our synergy plan in Test & Measurement and remain focused on creating value.”
2024 Outlook
The following tables summarize the fiscal year 2024 guidance framework. The 2024 outlook assumes approximately $500 million returned to shareholders through share repurchases and approximately $1.2 billion of dividend payments. Guidance figures are approximate.

	2024 Q2	2024
Net Sales Growth	12.5% - 14.5%	14.5% - 17.0%
Underlying Sales Growth	3.5% - 5.5%	4.5% - 6.5%
Earnings Per Share	$0.68 - $0.72	$2.80 - $2.95
Amortization of Intangibles	~$0.35	~$1.42
Restructuring and Related Costs	~$0.09	~$0.34
Loss on Copeland Equity Method Investment	~$0.06	~$0.20
Amortization of Acquisition-related Inventory Step-up	---	$0.38
Acquisition / Divestiture Fees and Related Costs	~$0.04	~$0.26
Discrete Tax Benefits	---	($0.10)
Adjusted Earnings Per Share	$1.22 - $1.26	$5.30 - $5.45
Operating Cash Flow		$3.0B - $3.1B
Free Cash Flow		$2.6B - $2.7B
1 Results are presented on a continuing operations basis.
2 Underlying orders does not include AspenTech.
3 Underlying sales excludes the impact of currency translation, and significant acquisitions and divestitures.
4 Adjusted segment EBITA represents segment earnings less restructuring and intangibles amortization expense.
5 Adjusted EPS excludes intangibles amortization expense, restructuring and related costs, the income/loss of Emerson's 40% share of Copeland, the amortization of acquisition-related inventory step-up, acquisition/divestiture fees and related costs, discrete tax benefits, an AspenTech Micromine purchase price hedge, and write-offs associated with Emerson's Russia exit.

Conference Call
Today, beginning at 8:00 a.m. Central Time / 9:00 a.m. Eastern Time, Emerson management will discuss the first quarter results during an investor conference call. Participants can access a live webcast available at www.emerson.com/investors at the time of the call. A replay of the call will be available for 90 days. Conference call slides will be posted in advance of the call on the company website.
About Emerson
Emerson (NYSE: EMR) is a global technology and software company providing innovative solutions for the world's essential industries. Through its leading automation portfolio, including its majority stake in AspenTech, Emerson helps hybrid, process and discrete manufacturers optimize operations, protect personnel, reduce emissions and achieve their sustainability goals. For more information, visit Emerson.com.
Forward-Looking and Cautionary Statements
Statements in this press release that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the scope, duration and ultimate impacts of the Russia-Ukraine and other global conflicts, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. The outlook contained herein represents the Company's expectation for its consolidated results, other than as noted herein.
Emerson uses our Investor Relations website, www.Emerson.com/investors, as a means of disclosing information which may be of interest or material to our investors and for complying with disclosure obligations under Regulation
FD. Accordingly, investors should monitor our Investor Relations website, in addition to following our press releases,
SEC filings, public conference calls, webcasts and social media. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Investors:	Media:
Colleen Mettler	Joseph Sala / Greg Klassen
(314) 553-2197	Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

(tables attached)

		Table 1
EMERSON AND SUBSIDIARIES
CONSOLIDATED OPERATING RESULTS
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

	Quarter Ended Dec 31
	2022	2023

Net sales	$3,373	$4,117
Cost and expenses
Cost of sales	1,753	2,201
SG&A expenses	1,030	1,277
Other deductions, net	120	487
Interest expense, net	48	44
Interest income from related party[1]	—	(31)
Earnings from continuing operations before income taxes	422	139
Income taxes	98	7
Earnings from continuing operations	324	132
Discontinued operations, net of tax	2,002	—
Net earnings	2,326	132
Less: Noncontrolling interests in subsidiaries	(5)	(10)
Net earnings common stockholders	$2,331	$142

Earnings common stockholders
Earnings from continuing operations	$329	$142
Discontinued operations	2,002	—
Net earnings common stockholders	$2,331	$142

Diluted avg. shares outstanding	586.7	573.3

Diluted earnings per share common stockholders
Earnings from continuing operations	$0.56	$0.25
Discontinued operations	3.41	—
Diluted earnings per common share	$3.97	$0.25

	Quarter Ended Dec 31
	2022	2023
Other deductions, net
Amortization of intangibles	$118	$274
Restructuring costs	10	83
Other	(8)	130
Total	$120	$487

[1] Represents interest on the Copeland note receivable

		Table 2
EMERSON AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN MILLIONS, UNAUDITED)

	Sept 30, 2023	Dec 31, 2023
Assets
Cash and equivalents	$8,051	$2,076
Receivables, net	2,518	2,759
Inventories	2,006	2,432
Other current assets	1,244	1,399
Total current assets	13,819	8,666
Property, plant & equipment, net	2,363	2,701
Goodwill	14,480	17,983
Other intangible assets	6,263	11,270
Copeland note receivable and equity investment	3,255	3,253
Other	2,566	2,640
Total assets	$42,746	$46,513

Liabilities and equity
Short-term borrowings and current maturities of long-term debt	$547	$3,227
Accounts payable	1,275	1,234
Accrued expenses	3,210	3,304
Total current liabilities	5,032	7,765
Long-term debt	7,610	7,632
Other liabilities	3,506	4,561
Equity
Common stockholders' equity	20,689	20,674
Noncontrolling interests in subsidiaries	5,909	5,881
Total equity	26,598	26,555
Total liabilities and equity	$42,746	$46,513

		Table 3
EMERSON AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(DOLLARS IN MILLIONS, UNAUDITED)

	Three Months Ended Dec 31
	2022	2023
Operating activities
Net earnings	$2,326	$132
Earnings from discontinued operations, net of tax	(2,002)	—
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	260	422
Stock compensation	102	74
Amortization of acquisition-related inventory step-up	—	231
Changes in operating working capital	(289)	(247)
Other, net	(95)	(168)
Cash from continuing operations	302	444
Cash from discontinued operations	116	(29)
Cash provided by operating activities	418	415

Investing activities
Capital expenditures	(59)	(77)
Purchases of businesses, net of cash and equivalents acquired	—	(8,339)
Proceeds from subordinated interest	15	—
Other, net	(23)	(37)
Cash from continuing operations	(67)	(8,453)
Cash from discontinued operations	2,953	1
Cash provided by (used in) investing activities	2,886	(8,452)

Financing activities
Net increase (decrease) in short-term borrowings	(539)	2,647
Payments of long-term debt	(9)	—
Dividends paid	(306)	(300)
Purchases of common stock	(2,000)	(175)
AspenTech purchases of common stock	—	(72)
Other, net	(41)	(45)
Cash provided by (used in) financing activities	(2,895)	2,055

Effect of exchange rate changes on cash and equivalents	58	7
Increase (decrease) in cash and equivalents	467	(5,975)
Beginning cash and equivalents	1,804	8,051
Ending cash and equivalents	$2,271	$2,076

Table 4
EMERSON AND SUBSIDIARIES
SEGMENT SALES AND EARNINGS
(DOLLARS IN MILLIONS, UNAUDITED)
The following tables show results for the Company's segments on an adjusted segment EBITA basis and are intended to supplement the Company's results of operations, including its segment earnings which are defined as earnings before interest and taxes. The Company defines adjusted segment and total segment EBITA as segment earnings excluding intangibles amortization expense, and restructuring and related expense. Adjusted segment and total segment EBITA, and adjusted segment and total segment EBITA margin are measures used by management and may be useful for investors to evaluate the Company's segments' operational performance.

	Quarter Ended Dec 31
	2022	2023	Reported	Underlying
Sales
Final Control	$862	$940	9%	9%
Measurement & Analytical	749	947	26%	28%
Discrete Automation	618	613	(1)%	(2)%
Safety & Productivity	310	322	4%	3%
Intelligent Devices	$2,539	$2,822	11%	11%

Control Systems & Software	606	675	11%	11%
Test & Measurement	—	382	—%	—%
AspenTech	243	257	6%	6%
Software and Control	$849	$1,314	55%	9%

Eliminations	(15)	(19)
Total	$3,373	$4,117	22%	10%

Sales Growth by Geography
Quarter Ended Dec 31
Americas	8%
Europe	10%
Asia, Middle East & Africa	15%

Table 4 cont.

	Quarter Ended Dec 31		Quarter Ended Dec 31
	2022		2023
	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)
Earnings
Final Control	$158	$184	$194	$223
Margins	18.4%	21.4%	20.6%	23.6%
Measurement & Analytical	175	181	235	258
Margins	23.4%	24.1%	24.9%	27.3%
Discrete Automation	121	129	97	116
Margins	19.6%	21.0%	15.8%	18.9%
Safety & Productivity	63	69	68	74
Margins	20.4%	22.4%	21.1%	23.1%
Intelligent Devices	$517	$563	$594	$671
Margins	20.4%	22.2%	21.0%	23.8%

Control Systems & Software	107	114	149	155
Margins	17.6%	18.7%	22.1%	23.1%
Test & Measurement	—	—	(78)	101
Margins	—%	—%	(20.4)%	26.5%
AspenTech	(33)	88	(35)	87
Margins	(13.6)%	36.6%	(13.7)%	33.6%
Software and Control	$74	$202	$36	$343
Margins	8.7%	23.8%	2.8%	26.1%

Corporate items and interest expense, net:
Stock compensation	(102)	(102)	(74)	(44)
Unallocated pension and postretirement costs	45	45	31	31
Corporate and other	(64)	(44)	(399)	(38)
Loss on Copeland equity method investment	—	—	(36)	—
Interest expense, net	(48)	—	(44)	—
Interest income from related party[1]	—	—	31	—
Pretax Earnings / Adjusted EBITA	$422	$664	$139	$963
Margins	12.5%	19.7%	3.4%	23.4%

Supplemental Total Segment Earnings:
Adjusted Total Segment EBITA		$765		$1,014
Margins		22.7%		24.6%

[1] Represents interest on the Copeland note receivable.

Table 4 cont.

	Quarter Ended Dec 31		Quarter Ended Dec 31
	2022		2023
	Amortization of Intangibles[1]	Restructuring and Related Costs[2]	Amortization of Intangibles[1]	Restructuring and Related Costs[2]
Final Control	$22	$4	$22	$7
Measurement & Analytical	5	1	20	3
Discrete Automation	7	1	9	10
Safety & Productivity	6	—	6	—
Intelligent Devices	$40	$6	$57	$20

Control Systems & Software	6	1	5	1
Test & Measurement	—	—	139	40
AspenTech	121	—	122	—
Software and Control	$127	$1	$266	$41

Corporate	—	8	—	26	3
Total	$167	$15	$323	$87

[1] Amortization of intangibles includes $49 and $49 reported in cost of sales for the three months ended December 31, 2022 and 2023, respectively.
[2] Restructuring and related costs includes $5 and $4 reported in cost of sales for the three months ended December 31, 2022 and 2023, respectively.
[3] Corporate restructuring of $26 for the three months ended December 31, 2023 is comprised entirely of integration-related stock compensation expense attributable to NI.

	Quarter Ended Dec 31
Depreciation and Amortization	2022	2023
Final Control	$45	$40
Measurement & Analytical	30	40
Discrete Automation	21	22
Safety & Productivity	14	14
Intelligent Devices	110	116

Control Systems & Software	21	21
Test & Measurement	—	151
AspenTech	123	123
Software and Control	144	295

Corporate	6	11
Total	$260	$422

Table 5

EMERSON AND SUBSIDIARIES
ADJUSTED CORPORATE AND OTHER SUPPLEMENTAL
(DOLLARS IN MILLIONS, UNAUDITED)
The following table shows the Company's stock compensation and corporate and other expenses on an adjusted basis. The Company's definition of adjusted stock compensation excludes integration-related stock compensation expense. The Company's definition of adjusted corporate and other excludes corporate restructuring and related costs, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. This metric is useful for reconciling from total adjusted segment EBITA to the Company's consolidated adjusted EBITA.

	Quarter Ended Dec 31
	2022	2023
Stock compensation (GAAP)	$(102)	$(74)
Integration-related stock compensation expense	—	30	1
Adjusted stock compensation (non-GAAP)	$(102)	$(44)

	Quarter Ended Dec 31
	2022	2023
Corporate and other (GAAP)	$(64)	$(399)
Corporate restructuring and related costs	8	—
Acquisition / divestiture costs	—	130
Amortization of acquisition-related inventory step-up	—	231
Russia business exit	47	—
AspenTech Micromine purchase price hedge	(35)	—
Adjusted corporate and other (non-GAAP)	$(44)	$(38)

1 Integration-related stock compensation expense relates to NI and includes $26 reported as restructuring costs.

Table 6
EMERSON AND SUBSIDIARIES
ADJUSTED EBITA & EPS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)
The following tables, which show results on an adjusted EBITA basis and diluted earnings per share on an adjusted basis, are intended to supplement the Company's discussion of its results of operations herein. The Company defines adjusted EBITA as earnings excluding interest expense, net, income taxes, intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, gains or losses on the Copeland equity method investment, and certain gains, losses or impairments. Adjusted earnings per share excludes intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction-related costs, gains or losses on the Copeland equity method investment, and certain gains, losses or impairments. Adjusted EBITA, adjusted EBITA margin, and adjusted earnings per share are measures used by management and may be useful for investors to evaluate the Company's operational performance.

	Quarter Ended Dec 31
	2022	2023
Pretax earnings	$422	$139
Percent of sales	12.5%	3.4%
Interest expense, net	48	44
Interest income from related party[1]	—	(31)
Amortization of intangibles	167	323
Restructuring and related costs	15	87
Acquisition/divestiture fees and related costs	—	134
Amortization of acquisition-related inventory step-up	—	231
Loss on Copeland equity method investment	—	36
Russia business exit	47	—
AspenTech Micromine purchase price hedge	(35)	—
Adjusted EBITA	$664	$963
Percent of sales	19.7%	23.4%

	Quarter Ended Dec 31
	2022	2023
GAAP earnings from continuing operations per share	$0.56	$0.25
Amortization of intangibles	0.15	0.36
Restructuring and related costs	0.02	0.12
Acquisition/divestiture fees and related costs	—	0.17
Amortization of acquisition-related inventory step-up	—	0.38
Loss on Copeland equity method investment	—	0.04
Discrete taxes	—	(0.10)
Russia business exit	0.08	—
AspenTech Micromine purchase price hedge	(0.03)	—
Adjusted earnings from continuing operations per share	$0.78	$1.22
Less: AspenTech contribution to adjusted earnings per share		(0.07)
Adjusted earnings per share excluding AspenTech contribution		$1.15

[1] Represents interest on the Copeland note receivable

Table 6 cont.

Quarter Ended December 31, 2023
	Pretax Earnings		Income Taxes	Earnings from Cont. Ops.	Non-Controlling Interests[3]	Net Earnings Common Stockholders	Diluted Earnings Per Share
As reported (GAAP)	$139		$7	$132	$(10)	$142	$0.25
Amortization of intangibles	323	[1]	74	249	41	208	0.36
Restructuring and related costs	87	[2]	18	69	—	69	0.12
Acquisition/divestiture fees and related costs	134		38	96	—	96	0.17
Amortization of acquisition-related inventory step-up	231		14	217	—	217	0.38
Loss on Copeland equity method investment	36		9	27	—	27	0.04
Discrete taxes	—		57	(57)	—	(57)	(0.10)
Adjusted (non-GAAP)	$950		$217	$733	$31	$702	$1.22
Interest expense, net	44
Interest income from related party[4]	(31)
Adjusted EBITA (non-GAAP)	$963

[1] Amortization of intangibles includes $49 reported in cost of sales.
[2] Restructuring and related costs includes $4 reported in cost of sales.
[3] Represents the non-controlling interest in AspenTech applied to AspenTech's share of each adjustment presented herein and eliminated from Emerson's consolidated results.
[4] Represents interest on the Copeland note receivable.

Table 7
EMERSON AND SUBSIDIARIES
ASPENTECH CONTRIBUTION TO EMERSON RESULTS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)
The following tables reconcile the financial results of AspenTech reported to its shareholders with the amounts included in Emerson's consolidated financial results. Emerson currently owns approximately 57 percent of the common shares outstanding of AspenTech, a separately traded public company (NASDAQ: AZPN), and consolidates AspenTech in its financial results. The 43 percent non-controlling interest in AspenTech is removed from Emerson's net earnings common stockholders through the non-controlling interest line item. AspenTech is also one of Emerson's segments and its GAAP segment earnings is reconciled below to its consolidated impact to clarify that certain items are reported outside of its segment earnings within Emerson corporate, including interest income and stock compensation.

Quarter Ended December 31, 2023
	Pretax Earnings		Income Taxes (Benefit)	Earnings from Cont. Ops.	Non-Controlling Interests[4]	Net Earnings Common Stockholders	Diluted Earnings Per Share
Standalone reporting (GAAP)	$(37)	1	$(15)	$(22)
Other	(2)		—	(2)
Reported in Emerson consolidation (GAAP)	(39)		(15)	(24)	(10)	(14)	$(0.02)
Adjustments:
Amortization of intangibles	122	2	27	95	41	54	0.09
Adjusted (Non-GAAP)	$83		$12	$71	$31	$40	$0.07
Interest income	(12)	3
Stock compensation	16	3
Adjusted segment EBITA (non-GAAP)	$87

Reconciliation to Segment EBIT
Pre-tax earnings	$(39)
Interest income	(12)	3
Stock compensation	16	3
Segment EBIT (GAAP)	$(35)
Amortization of intangibles	122	2
Adjusted segment EBITA (non-GAAP)	$87

[1] Amount reflects AspenTech's pretax earnings for the three months ended December 31, 2023 as reported in its quarterly earnings release 8-K.
[2] Amortization of intangibles includes $49 reported in cost of sales.
[3] Reported in Emerson corporate line items.
[4] Represents the non-controlling interest in AspenTech applied to each adjustment presented herein and eliminated from Emerson's consolidated results.

Reconciliations of Non-GAAP Financial Measures & Other	Table 8

Reconciliations of Non-GAAP measures with the most directly comparable GAAP measure (dollars in millions, except per share amounts). See tables 4 through 7 for additional non-GAAP reconciliations.

2024 Q1 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions)	Divestitures	Underlying
Final Control	9%	(1)%	—%	1%	9%
Measurement & Analytical	26%	—%	—%	2%	28%
Discrete Automation	(1)%	(1)%	—%	—%	(2)%
Safety & Productivity	4%	(1)%	—%	—%	3%
Intelligent Devices	11%	(1)%	—%	1%	11%
Control Systems & Software	11%	(1)%	—%	1%	11%
Test & Measurement	—%	—%	—%	—%	—%
AspenTech	6%	—%	—%	—%	6%
Software and Control	55%	(1)%	(46)%	1%	9%
Emerson	22%	(1)%	(12)%	1%	10%

Underlying Growth Guidance	2024 Q2 Guidance	2024 Guidance
Reported (GAAP)	12.5% - 14.5%	14.5% - 17%
(Favorable) / Unfavorable FX	~- pts	~- pts
(Acquisitions)	~(9) pts	(10.0) - (10.5) pts
Divestitures	~- pts	~- pts
Underlying (non-GAAP)	3.5% - 5.5%	4.5% - 6.5%

2023 Q1 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Final Control	$158	18.4%	$22	$4	$184	21.4%
Measurement & Analytical	175	23.4%	5	1	181	24.1%
Discrete Automation	121	19.6%	7	1	129	21.0%
Safety & Productivity	63	20.4%	6	—	69	22.4%
Intelligent Devices	$517	20.4%	$40	$6	$563	22.2%
Control Systems & Software	107	17.6%	6	1	114	18.7%
Test & Measurement	—	—%	—	—	—	—%
AspenTech	(33)	(13.6)%	121	—	88	36.6%
Software and Control	$74	8.7%	$127	$1	$202	23.8%

2024 Q1 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Final Control	$194	20.6%	$22	$7	$223	23.6%
Measurement & Analytical	235	24.9%	20	3	258	27.3%
Discrete Automation	97	15.8%	9	10	116	18.9%
Safety & Productivity	68	21.1%	6	—	74	23.1%
Intelligent Devices	$594	21.0%	$57	$20	$671	23.8%
Control Systems & Software	149	22.1%	5	1	155	23.1%
Test & Measurement	(78)	(20.4)%	139	40	101	26.5%
AspenTech	(35)	(13.7)%	122	—	87	33.6%
Software and Control	$36	2.8%	$266	$41	$343	26.1%

Total Adjusted Segment EBITA	2023 Q1	2024 Q1
Pretax earnings (GAAP)	$422	$139
Margin	12.5%	3.4%
Corporate items and interest expense, net	169	491
Amortization of intangibles	167	323
Restructuring and related costs	7	61
Adjusted segment EBITA (non-GAAP)	$765	$1,014
Margin	22.7%	24.6%

Free Cash Flow	2023 Q1	2024 Q1	2024E ($ in billions)
Operating cash flow (GAAP)	$302	$444	$3.0 - $3.1
Capital expenditures	(59)	(77)	~(0.4)
Free cash flow (non-GAAP)	$243	$367	$2.6 - $2.7

Note 1: Underlying sales and orders exclude the impact of currency translation and significant acquisitions and divestitures.
Note 2: All fiscal year 2024E figures are approximate, except where range is given.